Exhibit 10.10

LEASE AGREEMENT

This Lease Agreement (“Lease”) is entered into and made effective as of Monday, April 23, 2012, by and between Sutter Buttes LLC, a California limited liability company (“Lessor”),and Stevia First Corp., a Nevada corporation (“Lessee”).  Lessor and Lessee agree as follows:

1.

Lease Description.  Lessor owns the real property located at 9413 South Butte Road in the unincorporated area of the County of Sutter, State of California, with the property being more particularly described on Exhibit A attached hereto (“Property”).  The Property consists of 1,115 acres of land, a portion of which contains a clubhouse, a pro shop, storage area and equipment shed.  The portion of the Property being leased by the Lessee includes 1,000 acres of vacant land.  The leased portion of the Property will be referred to herein as the “Premises”.  The Property is more particularly depicted on Exhibit B attached hereto.  Lessor leases to Lessee and Lessee leases from Lessor the Premises on the terms and conditions set forth in this Lease.

2.

Improvements.  The Improvements on the Property except for the clubhouse, namely the pro shop, storage area and equipment shed (“Improvements”), shall be available to the Lessee on a non-exclusive use basis.  Lessee shall have the right to use and access the Improvements on the Premises, subject to coordination of use with Lessor, for uses including but not limited to access and storage of heavy equipment and farming machinery that may be stored by Lessor on the Premises and made available to Lessee. No additional rent shall be charged to Lessee for use of the Improvements, unless the parties otherwise mutually agree in writing.

3.

Access to Premises/Property.  Notwithstanding any other provision of this Lease, the parties agree that Lessor shall have non-exclusive access rights over and across the Premises as needed for ingress and egress and to provide utility and roadway services to the remaining 115 acres of the Property.  Lessor’s access rights shall be non-exclusive and shall be used in conjunction and coordinated with Lessee’s use of the Premises. In addition, the parties agree that Lessee shall have non-exclusive access rights over and across the Property as needed for ingress and egress and to provide utility and roadway services to the Premises.  Lessee’s access rights shall be non-exclusive and shall be used in conjunction and coordinated with Lessor’s use of the remaining portion of the Property.

4.

Term.  The term of this Lease shall be for a period of two (2) years commencing on May 1, 2012 and terminating on May 1, 2014.  Provided that Lessee is not in default of the terms and conditions of this Lease, Lessee shall have the right of first refusal to enter into additional leases of the Premises for up to and including two (2) additional and consecutive periods of five (5) years each.

5.

Use of Premises.  It is agreed that the Premises shall be used for purposes related to the planting and processing of stevia. Lessee shall, at the proper time during the term hereof, prepare, tend and cultivate the crop, including irrigation, fertilization, and weed and pest control, and Lessee will, at the proper time, harvest the crop thereon, all at Lessee’s sole cost and expense and in a prudent and farmer-like manner, and according to the usual methods of farming practice for the cultivation of stevia.

6.

Rent.  Lessee agrees to pay Lessor rent in advance for the term of the Lease in the amount of $250,000.  The rent payment shall be due upon execution of this Lease.

7.

Late Payment.  In the event that Lessor has not received payment of any additional installment of rent before the tenth day following the date upon which the rent payment is due, Lessee shall also pay Lessor a sum equal to 5% of such annual installment as a late charge.

8.

Property Taxes.  Lessee shall be responsible for and shall pay all real property taxes levied or assessed against the Premises during the term of this Lease.  All personal property taxes levied against Lessee’s personal property located on the Premises shall be paid by Lessee.

9.

Water and Delivery of Water.  Lessee, at its sole cost and expense, shall pay for the water required to irrigate the crops on the Premises and furnish all water required for such irrigation.  Lessee shall provide all labor necessary to irrigate the crops.  Lessee shall bear the cost of all charges for the care, maintenance, replacement and operation of the existing pump and well on the Premises, and any such repaired items shall be considered fixtures and shall remain on the Premises upon expiration of the Lease term.

10.

Utilities.  Lessee shall pay when due and shall hold Lessor harmless from any liability for all charges for water, gas, sewage, electricity, trash collection, telephone and other utilities and services applied to and used on the Premises. In the event that any utility is shared between Lessor and Lessee the parties shall enter into a shared utility expense agreement.

11.

Restriction on Use.  Lessee shall not conduct or permit to be conducted any private or public nuisance on the Premises, nor conduct or permit any waste thereon.  Lessee shall, at its expense, comply with all laws, ordinances and regulations applicable to the Premises and the business conducted thereon.  Lessee shall not do, bring or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises.

12.

Maintenance and Repair.  While this Lease is in effect through the end of the term, the Premises shall be kept and maintained in a good, safe and attractive condition at all times, normal wear and tear and damages caused by condemnation or casualty excepted.  In entering onto the Premises, Lessee shall be deemed to have accepted the Premises being in good and sanitary order, condition and repair, and Lessee agrees, on the last day of the term of this Lease or upon sooner termination of this Lease, to surrender the Premises with Improvements, in the same condition as when received, normal wear and tear excepted.  Lessee waives all right to make repairs at the expense of Lessor. Lessee shall have no obligation to maintain and repair the Improvements located on the Premises during the term of this Lease, unless Lessee’s use of the Improvements pursuant to paragraph 3 becomes exclusive, in which case Lessee shall be solely responsible for maintenance and repair of the Improvements and the Improvements shall become a part of the Premises.

13.

Operations.  The Lessee shall conduct said farming operations in a farmer-like manner and according to the usual course of farming practices used by farmers in the neighboring areas.

2.

14.

General Indemnity.  Lessee agrees to protect and does hereby indemnify and hold Lessor harmless from all demands, claims, actions and damages to any person or property arising out of or connected with the use or occupancy of the Premises by Lessee.  Lessee’s obligation under this paragraph shall be limited to the sum that exceeds the amount of any insurance proceeds, if any, received by Lessor.

15.

Fire and Other Insurance.  Lessee shall, at Lessee’s expense, at all times from and after the date hereof and during the term, maintain on the Improvements now or hereafter located on the Premises a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of the full replacement cost of any such buildings and other insurable Improvements located on the Premises from time to time.  The policy shall name as insureds the Lessor and Lessee, as their interests appear.  The "replacement cost" of the Improvements to be insured under this paragraph shall be determined by the company issuing the insurance policy at the time the policy is initially obtained.

16.

Liability Insurance.  Lessee shall procure and maintain for the duration of the Lease of the Premises, and for any period of early possession, a general liability policy of insurance with limits of not less than $2,000,000 per occurrence for bodily injury, personal injury and property damage.  The policy or policies shall name Lessor as an additional insured and a certificate of insurance is to be delivered to Lessor which shall obligate the insurance carrier to notify the Lessor in writing at least ten (10) days prior to any cancellation or modification of the insurance.  Lessee shall also maintain a policy of worker’s compensation insurance covering all of Lessee’s employees who perform labor on the Premises.

17.

Crop Mortgage.  All crop mortgages, encumbrances or liens given or suffered by Lessee on the crops grown on the Premises shall be for a term or period not extending beyond the Lease term provided for in this Agreement.  All liens created by Lessee must encumber only the crop and not the fee interest, and must be satisfied of record by Lessee by the end of the crop year, or upon receipt of the final crop proceed payment for said crop year.  If a mortgage or lien creates a cloud on Lessor’s title, Lessee must pay all reasonable costs and expenses, including attorney’s fees, required for the removal of the cloud, either before or after termination of Lessee’s right to the lease of the Premises.

18.

Environmental Matters.

A.

Compliance with Environmental Requirements.  Lessee expressly agrees, at all times and in all respects, to comply with all federal, state and local laws, regulations, ordinances, other requirements, permits and orders issued in relation thereto, which are designed to protect public health and safety, worker health and safety, or the environment, including but not limited to, management of hazardous materials and/or hazardous waste (collectively referred to hereinafter as “Environmental Requirements”).  For this purpose, “management” includes, but is not limited to, use, storage, handling, and transportation.  Lessee expressly agrees not to store hazardous waste on the Premises, treat hazardous waste on the Premises, or dispose of, or bury any waste, including hazardous waste, on the Premises.

B.

Handling of Pesticides and Fertilizer.  Lessee expressly agrees to use and handle pesticides and fertilizers in compliance with all Environmental Requirements which are designed

3.

to regulate pesticides and fertilizers, including, but not limited to, requirements pertaining to reentry or pre-harvest intervals.

No pesticide or agricultural chemical shall be used by Lessee if it results in a plant-back restriction or other provision which would place any limitation on the use of the Premises which extends beyond the term of the Lease without the prior written consent of the Lessor.  Lessee shall provide Lessor a copy of Lessee’s county pesticide permit prior to planting each crop year.

C.

Contamination.  Lessee expressly agrees, at all times and in all respects, to comply with all federal, state and local laws, regulations, ordinances, other requirements, and permits and orders issued in relation thereto which concern any contamination, release, pollution, nuisance or waste, whether toxic or nontoxic chemical or biological, which may result from Lessee’s operation on, and use of, the Premises during the term of this Lease, whether created or maintained by Lessee, its agents, servants or employees, or whether Lessee assists in the creation or maintenance thereof

19.

Damage or Destruction.  If, during the Lease term, the Improvements located on the Premises are totally or partially destroyed from any cause, this Lease shall not terminate and, at Lessor’s option and to the extent of available insurance, Lessor shall restore the damaged or destroyed residence to substantially the same condition as it was in immediately before the damage or destruction occurred.  Rent shall abate in case of damage or destruction to the Improvements, to the extent the Improvement is uninhabitable.  The Lease term shall automatically be extended during any period of rent abatement.  The provisions of this paragraph shall govern the rights of the parties in the event of any full or partial destruction of any Improvement located on the Premises.

20.

Condition of Premises.  Lessor and Lessee acknowledge that Lessee is leasing the Premises in its “AS-IS” condition and that Lessee has had ample opportunity prior to entering into this Lease to inspect the condition of the Premises, and Lessee is thoroughly familiar with the condition of the Premises.

21.

Lessee’s Fixtures and Personal Property; Right to Remove.  Lessee may install such machinery, tools, equipment and trade fixtures in the Premises as may be necessary without the consent of Lessor.  Except as otherwise provided in this Lease, all personal property as well as any other removable fixtures, equipment, furnishings and other personal property installed in or on the Premises by Lessee in accordance with the terms of this Lease shall remain Lessee’s property.  Lessor agrees that, provided it is not then in default hereunder, Lessee shall have the right at any time and from time to time to remove any and all of the same.  Lessee shall, at its expense, repair forthwith any damage to the Premises occasioned by reason of such removal, and shall leave the Premises in a clean and neat condition.  Any property not so removed shall be deemed abandoned, and Lessor shall have the option to either retain such property at no cost, or cause such property to be removed at Lessee’s expense.  Lessor shall be entitled to reimbursement for all sums expended in connection with such removal, together with interest thereon at the maximum rate permitted by law.

4.

22.

Lessee Defaults and Lessor Remedies.

A.

Remedies.  If Lessee shall at any time be in default in the payment of rent or any other monetary sum called for by this Lease for more than ten (10) days following written notice from Lessor to Lessee, or if Lessee shall at any time be in default in the keeping and performing of any of its other covenants or agreements herein contained, and should such other default continue for 30 days after written notice thereof from Lessor to Lessee specifying the particulars of such default, or if such other default is of a nature that curing such default will take more than 30 days and Lessee has failed to commence such cure within such 30 days and to thereafter diligently pursue completion of such cure, then and in any of such events and in addition to any or all other rights and remedies of Lessor hereunder and by law provided, Lessor may terminate this Lease by giving Lessee notice of termination.  On the giving of the notice, all Lessee’s rights in the Premises and in all Improvements shall terminate.  Promptly after notice of termination, Lessee shall surrender and vacate the Premises and all Improvements in broom-clean condition; and Lessor may reenter and take possession of the Premises and all remaining Improvements and eject all parties in possession.  Termination under this paragraph shall not relieve Lessee from the payment of any sum then due to Lessor or from any claim for damages previously accrued or then accruing against Lessee.

B.

Damages.  Should Lessor elect to terminate this Lease under the provisions of this paragraph 22, Lessor shall be entitled to recover from Lessee as damages:

1.

The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

2.

The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided;

3.

The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the Lease term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and

4.

Any other amount, and court costs, necessary to compensate Lessor for all detriment proximately caused by Lessee’s default, including without limitation, costs of alterations and commissions in connection with reletting.

"The worth, at the time of the award," as used in paragraphs 1 and 2 above, is to be computed by allowing interest at the maximum rate allowed by law.  "The worth, at the time of the award," as referred to in paragraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

C.

Lessor’s Right to Cure Lessee’s Default.  Lessor, at any time after Lessee commits a default, can cure the default at Lessee’s cost.  If Lessor at any time, by reason of Lessee’s default, pays any sum, the sum paid by Lessor shall be due immediately from Lessee to Lessor at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate allowed by law from the date the sum is paid by Lessor until Lessor is reimbursed by Lessee.  The sum, together with interest on it, shall be additional rent.

5.

23.

Surrender at Expiration of Lease Term.  Upon expiration of the Lease term or earlier termination on account of default, Lessee shall promptly surrender the Premises in first-class condition.  Depreciation and wear from ordinary use for the purpose for which the Premises were let need not be restored, but all repairs for which Lessee is responsible shall be completed prior to such surrender.  All furnishings, furniture and trade fixtures installed on the Premises by Lessee shall remain the personal property of Lessee and shall be removed by Lessee upon expiration or termination of the Lease term.  If Lessee fails to do so, it shall be an abandonment of the personal property, and Lessor may retain the Premises and all the rights of Lessee with respect to it shall cease.

24.

Relationship of the Parties.  This Agreement shall not be determined to be, give rise to, or be construed as a partnership relationship, and neither party hereto shall have authority to obligate the other without the prior written consent.

25.

Waste or Nuisance.  The Lessee shall not commit or permit the commission by others of any waste on said Premises.  The Lessee shall not maintain, commit, or permit the maintenance or commission of any nuisance as defined in section 3479 of the California Civil Code on said Premises.  Lessee shall not use or permit the use of said Premises for any unlawful purpose.

26.

Alterations and Liens.  The Lessee shall not make or permit any other person to make any alterations to said Premises or to any Improvement thereon or facility appurtenant thereto without the written consent of the Lessor first had and obtained.  The Lessee shall keep the Premises free and clear from any and all liens, claims, and demands for work performed, materials furnished, or operations conducted thereon at the instance or request of Lessee.

27.

Inspection by Lessor.  The Lessee shall permit the Lessor, or the Lessor’s agents, representatives, or employees, to enter said Premises at all reasonable times for the purpose of inspecting said Premises to determine whether the Lessee is complying with the terms and conditions of this Lease and for the purpose of doing other lawful acts that may be necessary to protect the Lessor’s interest in said Premises under this Lease.

28.

Acceptance by Lessee.  The Lessee accepts said Premises in its present condition.  The Lessee agrees with, and represents to the Lessor, that said Premises have been inspected by it and that it has been assured by means independent of the Lessor, or any agent of the Lessor, of the truth of all facts material to this Lease and that said Premises are being leased by the Lessee as a result of its inspection and investigation and not as a result of any representation made by the Lessor or any agent of the Lessor.

29.

Assignment and Subletting.  Lessee shall have the right to assign or sublease the Premises, subject to Lessor’s prior written consent.

30.

Abandonment by Lessee.  Should the Lessee breach this Lease and abandon the Premises prior to the natural termination of the term of this Lease or any successive term, the Lessor may terminate this Lease and obtain possession immediately for the purposes of protecting any existing crop which may need irrigation or other cultural care at the time of Lessee’s abandonment.

6.

31.

Condemnation.  If said Premises, or any part thereof, shall be taken or condemned for a public or quasi-public use, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and all money, or other valuable consideration, if any, awarded upon such taking shall got to the Lessor.  Lessee shall have no claim thereto, except that said Lessee shall receive its share for damage to growing crops based upon its share of said crops, and Lessee shall receive compensation for the value of the trees planted and any Improvements made to the Premises; but only to the extent that any such award includes compensation for the trees and/or Improvements.

32.

Notices.  All notices required by law or by this Lease to be given shall be given by personal delivery, or by depositing the same in the United States mail, postage prepaid, addressed as follows:

Lessor:

Sutter Buttes LLC

5820 Sagebrush

La Jolla, CA  95991

Lessee:

Stevia First Corp.

5225 Carlson Road

Yuba City, CA 95993

33.

Memorandum of Lease.  The material terms and conditions of this Lease shall be set forth in a Memorandum of Lease which may be recorded in the Official Records of the county recorder of Sutter County, at the election of either party hereto. In the event a Memorandum of Lease is to be recorded, Lessee shall deliver to Lessor a quitclaim deed, and Lessor shall be authorized to record the quitclaim deed to release from the real property records the Memorandum of Lease upon termination of this Lease for any cause.

34.

Disclaimer of Partnership.  The relationship of the parties hereto is that of Lessor and Lessee, and it is expressly understood and agreed that by virtue of this Lease, Lessor does not in any way or for any purpose become a partner of Lessee or a joint venturer with Lessee in the conduct of Lessee’s business or otherwise.

35.

Subordination.  This Lease and the rights of Lessee hereunder are, and will be, subject and subordinate to the lien of any deed of trust or mortgage, now or hereinafter placed on the Premises or any part thereof, and to any and all renewals, modifications, consolidations, replacements, extensions or substitutions of any such deed of trust or mortgage; provided however, that as to the lien of any deed of trust or mortgage, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.  Lessor shall obtain from Lessor's lender (first lien holder against the Premises) and deliver to Lessee an executed non-disturbance agreement in a form acceptable to Lessee and Lessor's lender, prior to execution of this Lease.

36.

Compliance with Laws.  Lessee shall, at Lessee's sole cost, comply with all of the requirements of all municipal, state, and federal authorities now in force or that may later be in

7.

force pertaining to the use of the Premises, and shall faithfully observe in this use all municipal ordinances and state and federal statutes now in force or that shall later be in force.  The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party or not, that Lessee has violated any order or statute in this use, shall be conclusive of that fact as between Lessor and Lessee.  Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance or other act or thing that may disturb the quiet enjoyment of any adjacent properties.

37.

Estoppel Certificate.  If, upon any sale, assignment or hypothecation of the Premises by Lessor, an estoppel certificate shall be required from Lessee, Lessee agrees to deliver within ten (10) days after written request therefore by Lessor, a certificate addressed to any such proposed mortgagee or purchaser, or to Lessor, in a form requested by Lessor’s mortgagee or purchaser, certifying that this Lease is unmodified and in full force and effect (if such be the case), certifying the commencement and termination dates of the lease term, certifying that there has been no assignment or sublease of this Lease and that there are no defenses or offsets hereto, or stating those claimed by Lessee, and containing such other information as may reasonably be requested by the party to whom such certificate is addressed.  In the event Lessee fails to deliver such estoppel certificate to Lessor within the 10 day period above provided, it shall be deemed that this Lease is in full force and effect and that Lessee has no defenses or offsets against Lessor, and that the other information contained in the requested certificate is correct.

38.

Time.  Time is of the essence of this Lease and each and every covenant and agreement herein contained.

39.

Acts of God.  Lessee will not be held liable for any loss of property due to theft, fire, flood or acts of God.

40.

Successors and Assigns.  The provisions of this Lease shall extend to and bind and inure to the benefit of the successors and assigns of the respective parties hereto.  In the event of a successor or assign of Lessor being unwilling to accept transfer the lease, such successor or assign may elect to terminate the lease after providing a six (6) month notice and compensating Lessee a fair market value for losses that would be incurred including stevia crop loss.

41.

Attorney’s Fees.  In any action or proceeding commenced by either party to enforce this Lease or any provision thereof, the prevailing party shall be entitled to all costs incurred and to reasonable attorney’s fees.

42.

Waiver of Breach.  The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same, or of any other term, covenant or condition herein contained.

43.

Entire Agreement.  Lessee and Lessor agree that this Lease contains the sole and only agreement between them concerning the Lease of the Premises and correctly sets forth their rights and obligations to each other concerning the Premises as to the date of execution of this Lease.

8.

44.

Governing Law.  This Agreement shall be governed by, interpreted under, and construed in accordance with the laws of the State of California.

The parties have executed and entered into this Lease on the date and year first above written.

LESSOR:

Sutter Buttes LLC, a California Limited Liability Company

By: _________________________________

       Diljit Bains, Member

LESSEE:

Stevia First Corp., a Nevada Corporation

By: __________________________________

       Robert Brooke, Chief Executive Officer

9.

EXHIBIT A

Sutter Buttes LLC
Loan No. 8097887
April 19, 2012
Page 1 of 5

Deed of Trust and Assignment
of Rents
County of Sutter
Description of Real Property

Exhibit "A"

PARCEL ONE:

ALL THAT REAL PROPERTY SITUATE IN THE COUNTY OF SUTTER, STATE OF CALIFORNIA, BEING PORTIONS OF SECTIONS 5, 6, 7 AND 8, TOWNSHIP 15 NORTH, RANGE 2 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST ONE-QUARTER CORNER OF SAID SECTION 7; THENCE NORTHERLY ALONG THE WESTERLY BOUNDARY OF SAID SECTION 7, NORTH 00 DEGREES 26 MINUTES 10 SECONDS EAST 2627.27 FEET TO THE NORTHWEST CORNER OF SAID SECTION 7, THENCE NORTH 00 DEGREES 27 MINUTES 07 SECONDS EAST, 2655.73 FEET TO THE WEST ONE-QUARTER CORNER OF SAID SECTION 6; THENCE LEAVING SAID SECTION BOUNDARY AND FOLLOWING THE BOUNDARY OF THE PARCEL OF LAND DESCRIBED IN DEED TO CAL-ONTARIO, INC. RECORDED IN BOOK 1400 OF OFFICIAL RECORDS AT PAGE 108, SUTTER COUNTY RECORDS, SOUTH 87 DEGREES 59 MINUTES 20 SECONDS EAST 1104.97 FEET; THENCE NORTH 00 DEGREES 19 MINUTES 27 SECONDS EAST 236.92 FEET; THENCE SOUTH 88 DEGREES 22 MINUTES 42 SECONDS EAST 825.00 FEET; THENCE NORTH 00 DEGREES 19 MINUTES 27 SECONDS EAST 1068.00 FEET; THENCE SOUTH 88 DEGREES 22 MINUTES 42 SECONDS EAST 1313.38 FEET; THENCE SOUTH 00 DEGREES 49 MINUTES 41 SECONDS EAST 1320.54 FEET; THENCE SOUTH 01 DEGREES 27 MINUTES 18 SECONDS EAST 1653.64 FEET; THENCE NORTH 87 DEGREES 59 MINUTES 17 SECONDS WEST 506.81 FEET; THENCE SOUTH 12 DEGREES 59 MINUTES 32 SECONDS EAST 1575.57 FEET; THENCE NORTH 81 DEGREES 42 MINUTES 18 SECONDS WEST 1000.00 FEET; THENCE NORTH 10 DEGREES 37 MINUTES 48 SECONDS WEST 1330.13 FEET; THENCE NORTH 83 DEGREES 37 MINUTES 23 SECONDS EAST 575.85 FEET; THENCE NORTH 08 DEGREES 45 MINUTES 59 SECONDS EAST 2370.23 FEET; THENCE NORTH 60 DEGREES 25 MINUTES 20 SECONDS WEST 258.07 FEET; THENCE SOUTH 89 DEGREES 21 MINUTES 00 SECONDS WEST 598.96 FEET; THENCE SOUTH 00 DEGREES 19 MINUTES 27 SECONDS WEST 600.21 FEET; THENCE SOUTH 78 DEGREES 24 MINUTES 44 SECONDS WEST 609.97 FEET; THENCE SOUTH 28 DEGREES 43 MINUTES 55 SECONDS WEST 1031.67 FEET; THENCE SOUTH 09 DEGREES 08 MINUTES 34 SECONDS EAST 1227.41 FEET; THENCE SOUTH 86 DEGREES 26 MINUTES 38 SECONDS EAST 322.81 FEET THENCE NORTH 09 DEGREES 08 MINUTES 34 SECONDS WEST 1217.57 FEET; THENCE NORTH 51 DEGREES 15 MINUTES 09 SECONDS EAST 1064.20 FEET; THENCE SOUTH 07 DEGREES 51 MINUTES 25 SECONDS EAST 1108.51 FEET; THENCE SOUTH 68 DEGREES 08 MINUTES 11 SECONDS WEST 360.75 FEET; THENCE NORTH 21 DEGREES 51 MINUTES 49 SECONDS WEST 225.00 FEET; THENCE SOUTH 68 DEGREES 08 MINUTES 11 SECONDS WEST 450.00 FEET; THENCE SOUTH 09 DEGREES 08 MINUTES 34 SECONDS EAST 676.01 FEET; THENCE SOUTH 10 DEGREES 57 MINUTES 47 SECONDS EAST 2034.77 FEET; THENCE SOUTH 51 DEGREES 06 MINUTES 51 SECONDS EAST 636.58 FEET; THENCE SOUTH 26 DEGREES 55 MINUTES 34 SECONDS WEST 940.24 FEET; THENCE SOUTH 38 DEGREES 48 MINUTES 03 SECONDS EAST 386.95 FEET; THENCE NORTH 69 DEGREES 37 MINUTES 42 SECONDS EAST 1043.18 FEET; THENCE SOUTH 13 DEGREES 01 MINUTES 59 SECONDS EAST 406.76 FEET; THENCE SOUTH 64 DEGREES 19 MINUTES 22 SECONDS WEST 522.49 FEET; THENCE SOUTH 85 DEGREES 48 MINUTES 37 SECONDS WEST 601.88 FEET; THENCE SOUTH 42 DEGREES 15 MINUTES 56 SECONDS WEST 450.06 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 05 SECONDS EAST 357.40 FEET; THENCE SOUTH 41 DEGREES 21 MINUTES 47 SECONDS EAST 767.61 FEET;

10.

Sutter Buttes LLC
Loan No. 8097887
April 19, 2012
Page 2 of 5

Deed of Trust and Assignment
of Rents
County of Sutter
Description of Real Property

Exhibit "A"

THENCE SOUTH 14 DEGREES 08 MINUTES 03 SECONDS WEST 498.06 FEET; THENCE SOUTH 31 MINUTES 07 MINUTES 17 SECONDS EAST 345.66 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF SAID SECTION 7; THENCE NORTH 89 DEGREES 11 MINUTES 55 SECONDS WEST ALONG SAID SOUTHERLY BOUNDARY A DISTANCE OF 111.71 FEET TO THE SOUTH ONE-QUARTER CORNER OF SAID SECTION 7; THENCE CONTINUING ALONG SAID SOUTHERLY BOUNDARY NORTH 86 DEGREES 58 MINUTES 34 SECONDS WEST 1276.08 FEET; THENCE NORTH 00 DEGREES 03 MINUTES 38 SECONDS WEST 2658.21 FEET TO A POINT ON THE EAST-WEST CENTERLINE OF SAID SECTION 7; THENCE ALONG SAID EAST-WEST CENTERLINE NORTH 88 DEGREES 27 MINUTES 56 SECONDS WEST 1157.32 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON RIGHT, ALONG WITH SURFACE RIGHTS REASONABLE REQUIRED FOR DEVELOPMENT AND REMOVAL OF ANY SUCH MATERIALS INCLUDING EXISTING GAS AND OIL LEASES; AS RESERVED IN THE DEED FROM ULYSSES E. FRYE, ET AL, TO SUTTER TOMATO PRODUCTS, INCORPORATED, A CORPORATION, RECORDED DECEMBER 28, 1978, BOOK 945, OFFICIAL RECORDS, PAGE 82. PROVIDED HOWEVER, THAT ANY SUCH REMOVAL SHALL NOT DAMAGE IMPROVEMENTS ERECTED BY OWNER OR AND IMPROVEMENTS IN EXISTENCE AS OF NOVEMBER 24, 1978, THE DATE OF SAID DOCUMENT.

PARCEL TWO:

ALL THAT REAL PROPERTY SITUATE IN THE COUNTY OF SUTTER, STATE OF CALIFORNIA, BEING PORTION OF SECTIONS 5, 6, 7 AND 8, TOWNSHIP 15 NORTH, RANGE 2 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 6; THENCE SOUTH 00 DEGREES 49 MINUTES 41 SECONDS EAST ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 6 A DISTANCE OF 773.47 FEET TO A POINT THAT IS NORTH 00 DEGREES 49 MINUTES 41 SECONDS WEST 550.68 FEET FROM THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 6; THENCE SOUTH 87 DEGREES 59 MINUTES 20 SECONDS EAST 1357.05 FEET TO THE EASTERLY BOUNDARY OF SAID SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 6; THENCE SOUTH 01 DEGREES 40 MINUTES 44 SECONDS EAST ALONG SAID EASTERLY BOUNDARY A DISTANCE OF 551.21 FEET TO THE QUARTER CORNER COMMON TO SAID SECTIONS 6 AND 5; THENCE EASTERLY ALONG THE EAST-WEST CENTERLINE OF SAID SECTION 5, NORTH 89 DEGREES 57 MINUTES 04 SECONDS EAST 47.21 FEET TO ITS INTERSECTION WITH A STONE FENCE AS CITED IN DEED TO PIERRE G. CARR ET UX, RECORDED IN BOOK 651 OF OFFICIAL RECORDS AT PAGE 396, SUTTER COUNTY RECORDS; THENCE ALONG SAID STONE FENCE SOUTH 63 DEGREES 22 MINUTES 41 SECONDS EAST 148.59 FEET; THENCE SOUTH 63 DEGREES 59 MINUTES 39 SECONDS EAST 181.82 FEET; THENCE SOUTH 65 DEGREES 23 MINUTES 18 SECONDS EAST 449.72 FEET; SOUTH 75 DEGREES 34 MINUTES 00 SECONDS EAST 217.39 FEET; THENCE SOUTH 53 DEGREES 47 MINUTES 45 SECONDS EAST 918.26 FEET; THENCE SOUTH 59 DEGREES 39 MINUTES 08 SECONDS EAST 339.32 FEET; THENCE SOUTH 61 DEGREES 36 MINUTES 55 SECONDS EAST 334.08 FEET; THENCE SOUTH 48 DEGREES 30 MINUTES 01 SECONDS EAST 8.97 FEET; THENCE LEAVING SAID STONE FENCE SOUTH 76 DEGREES 45 MINUTES 45 SECONDS EAST 243.37 FEET, MORE OR LESS, TO A POINT THAT IS 1320 FEET (20 CHAINS) SOUTHERLY FROM THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 5, AND MEASURED ALONG THE EASTERLY LINE

11.

Sutter Buttes LLC
Loan No. 8097887
April 19, 2012
Page 3 of 5

Deed of Trust and Assignment
of Rents
County of Sutter
Description of Real Property

Exhibit "A"

THEREOF, THENCE SOUTHERLY ALONG SAID EASTERLY LINE, SOUTH 00 DEGREES 29 MINUTES 15 SECONDS WEST 1305.58 FEET TO THE ONE QUARTER CORNER COMMON TO SAID SECTIONS 5 AND 8; THENCE ALONG THE LINE COMMON TO SAID SECTIONS 5 AND 8, NORTH 89 DEGREES 45 MINUTES 39 SECONDS EAST 442.40 FEET TO THE INTERSECTION WITH A STONE WELL AS CITED IN THE DEED TO CAL-ONTARIO, INC. RECORDED IN BOOK 1400 OF OFFICIAL RECORDS AT PAGE 108, SUTTER COUNTY RECORDS; THENCE FOLLOWING THE MEANDERINGS OF SAID STONE WALL SOUTH 32 DEGREES 42 MINUTES 32 SECONDS EAST 264.00 FEET; THENCE SOUTH 33 DEGREES 53 MINUTES 56 SECONDS EAST 330.00 FEET; THENCE SOUTH 31 DEGREES 54 MINUTES 35 SECONDS EAST 264.00 FEET; THENCE SOUTH 29 DEGREES 42 MINUTES 16 SECONDS EAST 647.86 FEET; THENCE SOUTH 04 DEGREES 04 MINUTES 21 SECONDS WEST 836.28 FEET; THENCE NORTH 63 DEGREES 05 MINUTES 48 SECONDS WEST 226.71 FEET; THENCE SOUTH 87 DEGREES 53 MINUTES 43 SECONDS WEST 215.22 FEET; THENCE NORTH 45 DEGREES 08 MINUTES 21 SECONDS WEST 334.78 FEET; THENCE NORTH 67 DEGREES 03 MINUTES 43 SECONDS WEST 136.91 FEET; THENCE SOUTH 54 DEGREES 09 MINUTES 39 SECONDS WEST 148.12 FEET; THENCE SOUTH 81 DEGREES 22 MINUTES 05 SECONDS WEST 98.72 FEET; THENCE SOUTH 45 DEGREES 14 MINUTES 06 SECONDS WEST 21.43 FEET; THENCE SOUTH 86 DEGREES 09 MINUTES 36 SECONDS WEST 78.89 FEET; THENCE SOUTH 72 DEGREES 10 MINUTES 27 SECONDS WEST 69.11 FEET; THENCE SOUTH 00 DEGREES 27 MINUTES 45 SECONDS WEST 64.71 FEET; THENCE NORTH 70 DEGREES 43 MINUTES 07 SECONDS WEST 14.91 FEET; MORE OR LESS, TO A POINT ON THE NORTH-SOUTH CENTERLINE OF SAID SECTION 8; THENCE LEAVING SAID STONE WALL AND SOUTHERLY ALONG SAID NORTH-SOUTH CENTERLINE SOUTH 00 DEGREES 04 MINUTES 09 SECONDS WEST 710.31 FEET; THENCE NORTH 89 DEGREES 16 MINUTES 27 SECONDS WEST 2590.33 FEET TO THE ONE-QUARTER CORNER COMMON TO SAID SECTIONS 8 AND 7; THENCE WESTERLY ALONG THE EAST-WEST CENTERLINE OF SAID SECTION 7 NORTH 88 DEGREES 27 MINUTES 56 SECONDS WEST 1273.70 FEET; THENCE SOUTH 00 DEGREES 03 MINUTES 38 SECONDS EAST 2673.05 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 7; SAID POINT LYING SOUTH 89 DEGREES 11 MINUTES 55 SECONDS EAST 1433.52 FEET FROM THE SOUTH ONE-QUARTER OF SAID SECTION 7; THENCE NORTH 89 DEGREES 11 MINUTES 55 SECONDS WEST ALONG SAID SOUTH LINE OF SECTION 7 A DISTANCE OF 60.01 FEET; THENCE NORTH 00 DEGREES 03 MINUTES 38 SECONDS WEST 2733.84 FEET; THENCE SOUTH 88 DEGREES 27 MINUTES 56 SECONDS EAST 1199.65 FEET; THENCE NORTH 20 DEGREES 27 MINUTES 54 SECONDS EAST 934.52 FEET; THENCE NORTH 88 DEGREES 27 MINUTES 56 SECONDS WEST 1048.75 FEET; THENCE NORTH 05 DEGREES 17 MINUTES 58 SECONDS WEST 887.36 FEET; THENCE NORTH 81 DEGREES 42 MINUTES 18 SECONDS WEST 500.00 FEET; THENCE NORTH 02 DEGREES 21 MINUTES 13 SECONDS EAST 137.65 FEET; THENCE NORTH 81 DEGREES 42 MINUTES 18 SECONDS WEST 517.50 FEET; THENCE NORTH 12 DEGREES 59 MINUTES 32 SECONDS WEST 1575.57 FEET; THENCE SOUTH 87 DEGREES 59 MINUTES 17 SECONDS EAST 506.81 FEET; THENCE NORTH 01 DEGREES 27 MINUTES 18 SECONDS WEST 1653.64 FEET; THENCE NORTH 00 DEGREES 49 MINUTES 41 SECONDS WEST 1320.54 FEET; THENCE SOUTH 88 DEGREES 22 MINUTES 42 SECONDS EAST 534.58 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON RIGHT, ALONG WITH SURFACE RIGHTS REASONABLE REQUIRED FOR DEVELOPMENT AND REMOVAL OF ANY SUCH MATERIALS INCLUDING DUSTING GAS AND OIL LEASES; AS RESERVED IN THE DEED FROM ULYSSES E. FRYE, ET AL, TO SUTTER TOMATO PRODUCTS, INCORPORATED, A CALIFORNIA CORPORATION, RECORDED DECEMBER 28, 1978, BOOK 945, OFFICIAL RECORDS, PAGE 82. PROVIDED, HOWEVER, THAT ANY SUCH REMOVAL SHALL NOT DAMAGE IMPROVEMENTS ERECTED BY OWNER OR AND IMPROVEMENTS IN EXISTENCE AS OF NOVEMBER

12.

Sutter Buttes LLC
Loan No. 8097887
April 19, 2012
Page 4 of 5

Deed of Trust and Assignment
of Rents
County of Sutter
Description of Real Property

Exhibit "A"

24, 1978, THE DATE OF SAID DOCUMENT.

PARCEL THREE:

ALL THAT REAL PROPERTY SITUATED IN THE COUNTY OF SUTTER, STATE OF CALIFORNIA, BEING PORTIONS OF SECTIONS 6 AND 7, TOWNSHIP 15 NORTH, RANGE 2 EAST, MOUNT DIABLO BASE AND MERIDIAN DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH ONE QUARTER OF SAID SECTION 7; THENCE SOUTH 89 DEGREES 11 MINUTES 55 SECONDS EAST ALONG THE SOUTHERLY BOUNDARY OF SAID SECTION 7 A DISTANCE OF 111.71 FEET TO THE POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING SOUTH 89 DEGREES 11 MINUTES 55 SECONDS EAST ALONG THE SOUTHERLY BOUNDARY OF SAID SECTION 7 A DISTANCE OF 1261.80 FEET; THENCE NORTH 00 DEGREES 03 MINUTES 38 SECONDS WEST 2733.84 FEET; SOUTH 88 DEGREES 27 MINUTES 56 SECONDS EAST 1199.65 FEET; THENCE NORTH 20 DEGREES 27 MINUTES 54 SECONDS EAST 934.52 FEET; THENCE NORTH 88 DEGREES 27 MINUTES 56 SECONDS WEST 1048.75 FEET; THENCE SOUTH 05 DEGREES 17 MINUTES 58 SECONDS EAST 342.96 FEET; THENCE NORTH 88 DEGREES 27 MINUTES 56 SECONDS WEST 450.00 FEET; THENCE NORTH 00 DEGREES 03 MINUTES 38 SECONDS WEST 278.82 FEET; THENCE NORTH 31 DEGREES 21 MINUTES 21 SECONDS WEST 359.41 FEET; THENCE NORTH 81 DEGREES 42 MINUTES 18 SECONDS WEST 1020.84 FEET, THENCE NORTH 55 DEGREES 33 MINUTES 16 SECONDS WEST 398.79 FEET; THENCE NORTH 10 DEGREES 37 MINUTES 49 SECONDS WEST 2025.09 FEET; THENCE NORTH 83 DEGREES 37 MINUTES 23 SECONDS EAST 575.85 FEET; THENCE NORTH 08 DEGREES 45 MINUTES 59 SECONDS EAST 2370.23 FEET; THENCE NORTH 60 DEGREES 25 MINUTES 20 SECONDS WEST 258.07 FEET; THENCE SOUTH 89 DEGREES 21 MINUTES 00 SECONDS WEST 598.96 FEET; THENCE SOUTH 00 DEGREES 19 MINUTES 27 SECONDS WEST 600.21 FEET; THENCE SOUTH 78 DEGREES 24 MINUTES 44 SECONDS WEST 609.67 FEET; THENCE SOUTH 28 DEGREES 43 MINUTES 55 SECONDS WEST 1031.67 FEET; THENCE SOUTH 09 DEGREES 08 MINUTES 34 SECONDS EAST 1227.41 FEET; THENCE SOUTH 86 DEGREES 26 MINUTES 38 SECONDS EAST 322.81 FEET; THENCE NORTH 09 DEGREES 08 MINUTES 34 SECONDS WEST 1217.57 FEET; THENCE NORTH 51 DEGREES 15 MINUTES 09 SECONDS EAST 1064.20 FEET; THENCE SOUTH 07 DEGREES 51 MINUTES 25 SECONDS EAST 1108.51 FEET; THENCE SOUTH 68 DEGREES 08 MINUTES 11 SECONDS WEST 360.75 FEET; THENCE NORTH 21 DEGREES 51 MINUTES 49 SECONDS WEST 225.00 FEET; THENCE SOUTH 68 DEGREES 08 MINUTES 11 SECONDS WEST 450.00 FEET; THENCE SOUTH 09 DEGREES 08 MINUTES 34 SECONDS EAST 676.01 FEET; THENCE SOUTH 10 DEGREES 57 MINUTES 47 SECONDS EAST 2034.77 FEET; THENCE SOUTH 51 DEGREES 06 MINUTES 51 SECONDS EAST 636.58 FEET; THENCE SOUTH 26 DEGREES 55 MINUTES 34 SECONDS WEST 940.24 FEET; THENCE SOUTH 38 DEGREES 48 MINUTES 03 SECONDS EAST 386.95 FEET; THENCE NORTH 69 DEGREES 37 MINUTES 42 SECONDS EAST 1043.18 FEET; THENCE SOUTH 13 DEGREES 01 MINUTES 59 SECONDS EAST 406.76 FEET; THENCE SOUTH 64 DEGREES 19 MINUTES 22 SECONDS WEST 522.49 FEET; THENCE SOUTH 85 DEGREES 48 MINUTES 37 SECONDS WEST 601.88 FEET; THENCE SOUTH 42 DEGREES 15 MINUTES 56 SECONDS WEST 450.06 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 05 SECONDS EAST 357.40 FEET; THENCE SOUTH 41 DEGREES 21 MINUTES 47 SECONDS EAST 767.61 FEET; THENCE SOUTH 14 DEGREES 08 MINUTES 03 SECONDS WEST 498.06 FEET; THENCE SOUTH 31 DEGREES 07 MINUTES 17 SECONDS EAST 345.66 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THAT REAL PROPERTY SITUATED IN THE COUNTY OF SUTTER, STATE OF CALIFORNIA, BEING A PORTION OF SECTION 7, TOWNSHIP 15 NORTH, RANGE 2

4

13.

Sutter Buttes LLC
Loan No. 8097887
April 19, 2012
Page 5 of 5

Deed of Trust and Assignment
of Rents
County of Sutter
Description of Real Property

Exhibit "A"

EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH ONE QUARTER CORNER OF SAID SECTION 7; THENCE SOUTH 89 DEGREES 11 MINUTES 55 SECONDS EAST ALONG THE SOUTH LINE OF SAID SECTION 7 A DISTANCE OF 1261.80 FEET; THENCE NORTH 00 DEGREES 03 MINUTES 38 SECONDS WEST 717.58 FEET; THENCE SOUTH 86 DEGREES 46 MINUTES 30 SECONDS WEST 33.10 FEET TO THE POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING CONTINUING SOUTH 86 DEGREES 46 MINUTES 30 SECONDS 159.46 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 39 SECONDS EAST 1199.83 FEET; THENCE SOUTH 89 DEGREES 39 MINUTES 04 SECONDS WEST 211.60 FEET; THENCE SOUTH 06 DEGREES 00 MINUTES 24 SECONDS WEST 1281.22 FEET; THENCE NORTH 57 DEGREES 07 MINUTES 44 SECONDS WEST 679.12 FEET; THENCE NORTH 35 DEGREES 20 MINUTES 09 SECONDS WEST 344.64 FEET; THENCE NORTH 05 DEGREES 16 MINUTES 45 SECONDS EAST 554.52 FEET; THENCE NORTH 78 DEGREES 55 MINUTES 15 SECONDS EAST 1203.62 FEET; THENCE SOUTH 00 DEGREES 15 MINUTES 51 SECONDS EAST 1348.05 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON RIGHT, ALONG WITH SURFACE RIGHTS REASONABLE REQUIRED FOR DEVELOPMENT AND REMOVAL OF ANY SUCH MATERIALS INCLUDING EXISTING GAS AND OIL LEASES; AS RESERVED IN THE DEED FROM ULYSSES E. FRYE, ET AL, TO SUTTER TOMATO PRODUCTS, INCORPORATED, A CALIFORNIA CORPORATION, RECORDED DECEMBER 28, 1978, BOOK 945, OFFICIAL RECORDS, PAGE 82. PROVIDED, HOWEVER, THAT ANY SUCH REMOVAL SHALL NOT DAMAGE IMPROVEMENTS ERECTED BY OWNER OR AND IMPROVEMENTS IN EXISTENCE AS OF NOVEMBER 24, 1978, THE DATE OF SAID DOCUMENT.

APNS: 13-200-115,117 AND 118

PARCEL 4:

NON-EXCLUSIVE EASEMENTS FOR USE OF WELLS AND PIPELINE PURPOSES FOR THE TRANSMISSION OF WATER AS DESCRIBED IN GRANT OF EASEMENT BY AND BETWEEN MELVIN A. AMAREL AND ALICIA AMAREL AND FEATHER RIVER HOMES INC., A CALIFORNIA CORPORATION AS GRANTORS AND CAL-ONTARIO INC., AS GRANTEE RECORDED DECEMBER 10, 1990 IN BOOK 1386 PAGE 82 INSTRUMENT NO. 23681 AND RERECORDED MARCH 13, 1991 IN BOOK 1400 PAGE 85 INSRUMENT NO. 4675.

14.

EXHIBIT B

EXHIBIT B

[Map]

T.15N, R.2E., M.D.B.& M.
Bk.8
Tax Area Code 52-003
52-026
13-20
Assessor's Map Bk. 13 -Pg. 20
County of Sutter, Calif.
2007-1
Jamok Land and Cattle Co. R. M. Bk. 19 - Pg. 117
Subd SE 1/4 Sec. 4, R.M.Bk.3, Pg.7
Rothrock Subd., R.M.Bk.2, Pg.52
Griffith Tract, R.M. Bk. 2, Pg. 49
Pass Road Ranch R.M.Bk. 2 Pg. 226
Sutter Buttes Estates R.M. Bk. 15 Pg. 159
TRANSITORY UNIT
NOTE - ASSESSOR'S BLOCK & LOT NUMBERS SHOWN IN CIRCLES
Sutter City Limit
LEMENAGER RD.
PASS RD
Bk.14

15.